SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 2002
                                                         -----------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


              2-63273                                     62-1051971
              -------                                     ----------
            (Commission                                 (I.R.S. Employer
              File No.)                                Identification No.)


                  901 East Cary Street, Richmond, VA 23219-4031
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400
                                 --------------

ITEM 5.  OTHER EVENTS

        CSX Corporation issued a press release discussing the effects of weak coal traffic for the third quarter of 2002, which is filed as Exhibit 99 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       The following exhibit is filed as part of this report.

       99 Press Release of September 4, 2002 from CSX Corporation.




                                    Signature
                                    ---------

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CSX CORPORATION




                                           By:  /s/ CAROLYN T. SIZEMORE
                                                ------------------------
                                                Carolyn T. Sizemore
                                                Vice President and Controller
                                                (Principal Accounting Officer)


Date:  September 4, 2002

                                                                      Exhibit 99

                                                             Contact: Dan Murphy
                                                                  (904) 359-1469


            CSX Says Weak Coal Traffic Dampens Third Quarter Outlook


RICHMOND, Va., Sept. 4, 2002 - CSX Corporation (NYSE: CSX) said today that weak coal demand from utility customers will adversely affect earnings for the third quarter ending September 27, 2002. Coal carloads for the quarter are now expected to be down approximately 5% from a year ago and revenues from this business sector will be off by approximately $35 million from the 2001 quarter.

         The company expects that combined merchandise, automotive and intermodal carloads will be up and revenues from these sectors will be higher than in the third quarter of 2001, reflecting some strengthening in the economy. Revenue gains in these sectors should more than offset the decline in the coal area. Total rail and intermodal operating income for the third quarter should be down slightly from last year's $237 million.

         CSX Corp. overall earnings should be well above the 47 cents per share reported in the third quarter of 2001, attributable largely to real estate gains and lower interest expense.

         John W. Snow, chairman and chief executive officer noted: "Coal stockpiles at our electric utility customers have been dropping at a much slower rate than we anticipated despite the relatively warm summer weather. We believe inventories are approaching normal levels, and unit train coal shipments should pick up in the fourth quarter.

         "Rail expenses this quarter will be higher than a year ago, reflecting car hire reclaims from other railroads and other unanticipated costs," Snow added. "For the full year, however, we expect total rail and intermodal expenses to be about the same as in 2001."

         CSX will report third quarter earnings on October 24, 2002.

         CSX Corporation, headquartered in Richmond, Va., operates one of the largest rail networks in the eastern half of the United States and also provides intermodal, domestic container shipping and international terminal management services.
                                       ###
                    CSX's internet address: http//www.csx.com


         This press release and other statements by the Company contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act with respect to, among other items: projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic, industry or market conditions or performance. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "project," and similar expressions. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements.
         Forward-looking statements are subject to a number of risks and uncertainties, and actual performance or results could differ materially from that anticipated by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others: (i) the Company's success in implementing its financial and operational initiatives, (ii) changes in domestic or international economic or business conditions, including those affecting the rail industry (such as the impact of industry competition, conditions, performance and consolidation); (iii) legislative or regulatory changes; and
(iv) the outcome of claims and litigation involving or affecting the Company. Other important assumptions and factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's SEC reports, accessible on the SEC's website at www.sec.gov and the Company's website at www.csx.com.